                       SEMIANNUAL REPORT / APRIL 30 2001

                         AIM GLOBAL TELECOMMUNICATIONS
                              AND TECHNOLOGY FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     --------------------------------------

                       ACCENT IN PINK BY WASSILY KANDINSKY

              BOTH AS AN ARTIST AND AS A THEORIST, KANDINSKY PLAYED

               A PIVOTAL ROLE IN THE DEVELOPMENT OF ABSTRACT ART.

            HIS EXPLORATION OF THE POSSIBILITIES OF ABSTRACTION MADE

             HIM ONE OF THE MOST IMPORTANT INNOVATORS IN MODERN ART.

             MANY OF THE COMPANIES IN WHICH THIS FUND INVESTS ARE ON

             THE CUTTING EDGE OF TELECOMMUNICATIONS AND TECHNOLOGY,

                         MAKING THEM INNOVATORS AS WELL.

                     --------------------------------------

AIM Global Telecommunications and Technology Fund is for shareholders who seek long-term growth of capital by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications and technology services or equipment.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Telecommunications and Technology Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for periods ended 4/30/01 are as follows. Class A shares, inception (1/27/92), 5.45%; five years, -2.42%; one year, -63.91%. Class B shares, inception (4/1/93), 4.86%; five years, -2.19%; one year, -63.85%. Class C shares, inception (3/1/99), -14.80%; one year, -62.58%.
o In addition to returns as of the close of the reporting period industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were as follows. Class A shares, inception (1/27/92), 3.41%; five years, -4.37%; one year, -74.01%. Class B shares, inception (4/1/93), 2.53%; five years, -4.14%; one year -73.95%. Class C shares, inception (3/1/99), -22.46%; one year, -73.04%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund involves greater risk and potential return than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's 500 Index (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                     SEMIANNUAL REPORT / MANAGER'S OVERVIEW


MARKET DOWNTURN HURTS FUND PERFORMANCE

THE PAST SIX MONTHS HAVE BEEN ROUGH FOR TECHNOLOGY STOCKS. HOW DID AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND FARE?
Technology and telecommunications stocks suffered a bear market for most of the six-month reporting period, and the fund was not spared from the sectors' problems. The fund reported returns of -57.78% for Class A shares, -57.86% for Class B shares and -57.84% for Class C shares, excluding sales charges, for the six months ended April 30, 2001. By comparison, the fund's benchmark index, the S&P 500, returned -12.06% over the same time frame. (The S&P 500 is more diversified than the fund and is not specifically a technology index.)
    It's important to note that the fund rallied in the month of April, outpacing the S&P 500 with returns of 20.16% for Class A shares and 20.09% for Class B and Class C shares, excluding sales charges. The S&P 500 had a return of 7.76% for the month of April, while the Nasdaq had a 15% return during that period.

WHAT MAJOR ECONOMIC TRENDS AFFECTED MARKETS OVER THE PAST SIX MONTHS?
Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes to plummet during the reporting period. A long string of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy and labor costs undermined corporate profits. Global competition also reduced the ability of companies to raise prices for their products and services. The sell-off affected nearly all market sectors, with technology stocks especially hard hit. In fact, the tech-laden Nasdaq dropped -37.20% in the six months ended April 30, 2001.
    Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In the fourth quarter of 2000, the nation's gross domestic product (GDP) grew at an annual rate of 1%, raising the specter of recession. In four moves, the Fed lowered the federal funds rate from 6.5% to 4.5% during the reporting period. Despite the cuts, markets remained volatile as investors continued to be concerned about the economy and corporate earnings growth.

WHAT HAPPENED WITH TECHNOLOGY AND TELECOMMUNICATIONS STOCKS OVER THE REPORTING PERIOD?
The slowing U.S. economy brought information technology (IT) spending to an abrupt halt in the first quarter of 2001, leaving technology companies with excess inventory and infrastructure overcapacity. After two years of record spending--spurred by Y2K concerns, the promise of e-commerce and other technological advances--U.S. companies put on the brakes in the first quarter. Orders plunged for computers, semiconductors and communications equipment.
    With warehouses full of chips, PCs, routers, servers and other equipment, many technology companies sold their products at rock-bottom prices in an attempt to spur demand and gain market share.
    In April, many technology firms reported earnings disappointments for the first quarter and lowered earnings guidance for future quarters. In addition, corporate leaders such as Cisco, Dell, Motorola, JDS Uniphase and Compaq announced large-scale layoffs. (Cisco and Dell are fund holdings.) However, other major firms such as Texas Instruments, Microsoft and BMC Software (all fund holdings) issued positive earnings numbers.
    But while IT spending has slowed, it is far from dead. In 2001, IT spending is projected to grow by about 5.1%, compared with 12% in 2000 and 9% in 1999, according to a survey of chief information officers.

HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?
Prolonged difficulties in the technology and telecommunications sectors have hurt fund performance. We began the period with large holdings in the communications-equipment, storage and software sectors but made several major shifts in 2001.
    We have moved away from telecommunications stocks, particularly in the optics area, because spending has slowed substantially in this area. We also reduced the fund's exposure to communications-equipment makers as we saw telco-service providers slash their capital spending. In addition, we decreased our storage holdings because companies in this area lowered their earnings guidance.

--------------------------------------------------------------------------------
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    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account."
Log into your account, then click on the "View Other Account Options" dropdown
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your financial advisor, rather than directly from AIM, this service is not
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electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

====================================================================================================================
TOP 10 HOLDINGS                            TOP 10 INDUSTRIES                          TOP COUNTRIES
--------------------------------------------------------------------------------------------------------------------
 1. Nokia Oyj (Finland)            5.39%    1. Computers                     23.43%    1. United States       81.22%
                                               (Software & Services)
 2. Microsoft Corp.                5.06                                                2. Finland              5.39
                                            2. Electronics (Semiconductors)  17.14
 3. BEA Systems, Inc.              4.91                                                3. Japan                2.81
                                            3. Communications Equipment      11.93
 4. Electronic Data Systems Corp.  4.42                                                4. Hong Kong            2.33
                                            4. Computers (Hardware)           6.00
 5. International Business         4.20                                                5. Israel               2.03
    Machines Corp.                          5. Biotechnology                  5.84
                                                                                       6. Canada               1.68
 6. Micron Technology, Inc.        3.39     6. Telecommunications             5.16
                                               (Cellular/Wireless)                     7. United Kingdom       1.07
 7. BMC Software, Inc.             3.21
                                            7. Services (Computer Systems)    4.42     8. Bermuda              1.04
 8. IDEC Pharmaceuticals Corp.     3.11
                                            8. Telephone                      3.57     9. Spain                0.81
 9. RF Micro Devices, Inc.         2.92
                                            9. Computers (Networking)         2.97    10. Sweden               0.53
10. Juniper Networks, Inc.         2.69
                                           10. Investments                    2.56

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================

    Meanwhile, software remains a key focus for the fund. Companies are trying to make the most of their IT dollars, looking for high returns on investment, quick paybacks and ways to make their hardware more efficient. All of this benefits software makers, so we remain invested in this area.
    We increased the fund's exposure to semiconductor stocks because we expect the semiconductor cycle to strengthen in the third and fourth quarters of 2001. In a related move, we added PC stocks to the portfolio because we believe that the industry has worked out its excess inventory problems and may be set for a recovery.

WHAT ARE SOME HOLDINGS YOU CURRENTLY FIND ATTRACTIVE?
o Nokia, the world's leading cellular phone company, sells a third of all mobile phones worldwide. The Finnish company shows strong earnings and revenue growth.
o Microsoft - despite its Justice Department case, the world's leading software company has continued business as usual. Microsoft beat lowered earnings expectations in the first quarter due to increased demand for its Windows 2000 Professional software and its business-related software products.
o BEA Systems sells middleware, software that helps companies manage high volumes of transactions across different types of networked computers. Its customers include Amazon.com, FedEx and United Airlines.

                      ------------------------------------

                        DESPITE THE MARKET'S SHORT-TERM

                        FLUCTUATIONS, OVER THE LONG TERM

                        WE BELIEVE THAT THE MARKET WILL

                        REWARD THOSE STOCKS THAT DELIVER

                          CONSISTENT EARNINGS GROWTH.

                      ------------------------------------

WHAT WERE CONDITIONS LIKE AS THE REPORTING PERIOD CLOSED?
Markets may remain uncertain for some time and no one can predict when that will change. Nevertheless, technological innovations and the transition to a digital economy continue despite recent setbacks. Corporate IT spending is expected to grow in 2001, albeit at a slower rate than the past two record years. In addition, there were signs that many tech firms had cleared up their inventory problems, and that consumer and defense spending were on the rise.
    On a macroeconomic level, the Federal Reserve trimmed 200 basis points (2.0%) from the federal funds rate as of April 30, and additional rate cuts are likely. Historically, falling interest rates have been a powerful catalyst for reinvigorating the economy--precisely the medicine the markets seem to require. A revitalized business climate could do much to restore confidence in growth stocks generally and in technology and telecommunications stocks specifically.
    As a result of the current stock-market correction, we now see the most attractive stock valuations in several years. Key economic indicators are also encouraging: inflation continues to be subdued, and unemployment-despite some recently announced layoffs-remains relatively low.
    Despite the market's short-term fluctuations, over the long term we believe that the market will reward those stocks that deliver consistent earnings growth.

          See important fund and index disclosures inside front cover.

               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

WORLDLY TERMS FOR INVESTING OVERSEAS

Opportunities to invest overseas through mutual funds continue to grow as foreign markets expand and the mutual fund industry broadens its product line.
    Here are some definitions you may find helpful in understanding your global investments.

INTERNATIONAL AND GLOBAL FUNDS. International funds invest substantially all their assets outside the United States. Global funds invest here and overseas. This may enhance opportunities for an investment's growth since a slump in one nation's market may be offset by another's good performance. However, by placing all its assets overseas, an international fund exposes your entire investment in it to currency risk. A global fund may provide some shelter from currency risk because some of its investments will be in U.S. stocks or bonds. The risk/reward profile of a global fund may resemble that of an international fund. In addition to currency risk, international and global funds pose other risks not associated with domestic investing, including differences in accounting and in custody arrangements for a fund's foreign holdings, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

EMERGING OR DEVELOPING MARKETS. Markets in countries moving from agriculture-based to industrialized economies, or from socialized systems to free markets. Brazil and Poland are examples. Relatively few securities trade in such new markets--imagine a market with as many companies as Wyoming rather than as many as the United States. The total market capitalization of Taiwan, for instance, is smaller than that of some large American corporations.
    Small size makes these markets vulnerable to the movement of large amounts of money, as the global crises of 1997-98 demonstrated. They are also very dependent on the health of more developed countries, whose prosperity often creates the demand for the goods and services developing markets have to offer. Because of these characteristics, a mutual fund that invests in developing nations is a riskier investment than a fund that invests only in developed markets.

ADRS (AMERICAN DEPOSITARY RECEIPTS). Tools to simplify overseas investing, often used by mutual fund managers.
    Instead of buying shares of foreign companies directly in foreign markets, which may have different trade-settlement and other practices, a fund manager can buy ADRs. An ADR is a receipt, created by a U.S. bank, representing ownership of shares of a foreign company. The underlying shares are held by a custodian in the issuing company's home country. ADRs are denominated in dollars and registered with the SEC. They trade on exchanges and over the counter, as U.S. shares do. An ADR entitles the owner to dividends and capital gains produced by the underlying shares.
    An ADR will be identified by those initials in the Schedule of Investments in your fund's financial pages.

GDRS (GLOBAL DEPOSITARY RECEIPTS). Similar to ADRs. GDRs can be issued by European, Asian, U.S. or Latin American corporations, and are often issued by companies in emerging markets. They can be traded on stock exchanges around the world, thus allowing a company to raise capital in many markets, not just its home market. As with an ADR, a GDR in your fund's portfolio will be identified by those initials in the Schedule of Investments.

CURRENCY RISK. For an American investor, the risk that changes in the value of the dollar compared to other currencies will hurt an investment. For example, if your mutual fund is earning interest in British pounds, a weak dollar is good for you. If you were to sell your shares, you would have to convert the pounds into dollars. If the dollar had declined, the pounds you've earned would buy more dollars. If the dollar had risen, your pounds would buy fewer dollars.

HEDGE. An investment designed to offset the risk of another investment, often used to manage currency risk. One simple currency hedge is a forward foreign currency contract. Let's say you have an investment denominated in British pounds that you would like to protect from changes in the relative value of pounds and dollars. You could sign a contract with another party to exchange pounds and dollars on a specified later date at the exchange rate prevailing when the contract is signed. This eliminates the risk of loss (and the possibility of gain) caused solely by changes in the relative value of the two currencies. Such a forward foreign currency contract would be listed in the financial notes in your fund's annual and semiannual reports.

               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-81.22%

AEROSPACE/DEFENSE-0.88%

Lockheed Martin Corp.                  300,000   $   10,548,000
===============================================================

BIOTECHNOLOGY-5.84%

Amgen Inc.(a)                          300,000       18,342,000
---------------------------------------------------------------
Cephalon, Inc.(a)                       94,000        5,987,800
---------------------------------------------------------------
Genzyme Corp.(a)                        50,000        5,448,500
---------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)          762,000       37,490,400
---------------------------------------------------------------
Invitrogen Corp.(a)                     44,000        3,102,440
===============================================================
                                                     70,371,140
===============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-1.50%

General Motors Corp.-Class H(a)        850,000       18,062,500
===============================================================

COMMUNICATIONS EQUIPMENT-6.01%

CIENA Corp.(a)                         400,000       22,024,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)           200,000       13,700,000
---------------------------------------------------------------
L-3 Communications Holdings,
  Inc.(a)                              165,000       12,746,250
---------------------------------------------------------------
ONI Systems Corp.(a)                   200,000        7,186,000
---------------------------------------------------------------
Sonus Networks, Inc.(a)                660,000       16,803,600
===============================================================
                                                     72,459,850
===============================================================

COMPUTERS (HARDWARE)-6.00%

Apple Computer, Inc.(a)                232,000        5,913,680
---------------------------------------------------------------
Dell Computer Corp.(a)                 600,000       15,774,000
---------------------------------------------------------------
International Business Machines
  Corp.                                440,000       50,661,600
===============================================================
                                                     72,349,280
===============================================================

COMPUTERS (NETWORKING)-2.97%

Cisco Systems, Inc.(a)                 200,000        3,396,000
---------------------------------------------------------------
Juniper Networks, Inc.(a)(b)           550,000       32,466,500
===============================================================
                                                     35,862,500
===============================================================

COMPUTERS (PERIPHERALS)-0.82%

EMC Corp.(a)                           250,000        9,900,000
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-21.40%

BEA Systems, Inc.(a)                 1,450,000       59,232,500
---------------------------------------------------------------
BMC Software, Inc.(a)                1,600,000       38,704,000
---------------------------------------------------------------
Computer Associates International,
  Inc.                                 625,000       20,118,750
---------------------------------------------------------------
eBay Inc.(a)                            62,100        3,134,808
---------------------------------------------------------------
Henry (Jack) & Associates, Inc.        400,000       11,276,000
---------------------------------------------------------------
Microsoft Corp.(a)                     900,000       60,975,000
---------------------------------------------------------------
Oracle Corp.(a)                      1,450,000       23,432,000
---------------------------------------------------------------
Siebel Systems, Inc.(a)                250,000       11,395,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

VERITAS Software Corp.(a)              500,000   $   29,805,000
===============================================================
                                                    258,073,058
===============================================================

ELECTRICAL EQUIPMENT-0.51%

Solectron Corp.(a)                     240,000        6,108,000
===============================================================

ELECTRONICS (INSTRUMENTATION)-1.24%

Alpha Industries, Inc.(a)              300,000        7,371,000
---------------------------------------------------------------
Newport Corp.                          200,000        7,552,000
===============================================================
                                                     14,923,000
===============================================================

ELECTRONICS (SEMICONDUCTORS)-16.61%

Advanced Micro Devices, Inc.(a)        800,000       24,800,000
---------------------------------------------------------------
Analog Devices, Inc.(a)                500,000       23,655,000
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)        600,000       15,612,000
---------------------------------------------------------------
Intel Corp.                            500,000       15,455,000
---------------------------------------------------------------
Maxim Integrated Products, Inc.(a)     250,000       12,775,000
---------------------------------------------------------------
Micron Technology, Inc.(a)             900,000       40,842,000
---------------------------------------------------------------
NVIDIA Corp.(a)                        170,000       14,161,000
---------------------------------------------------------------
Pixelworks, Inc.(a)                    100,000        2,270,000
---------------------------------------------------------------
RF Micro Devices, Inc.(a)            1,200,000       35,256,000
---------------------------------------------------------------
Texas Instruments Inc.                 400,000       15,480,000
===============================================================
                                                    200,306,000
===============================================================

EQUIPMENT (SEMICONDUCTOR)-2.28%

KLA-Tencor Corp.(a)                    200,000       10,992,000
---------------------------------------------------------------
Novellus Systems, Inc.(a)(b)           300,000       16,545,000
===============================================================
                                                     27,537,000
===============================================================

HEALTH CARE (DRUGS--GENERIC & OTHER)-1.38%

Gilead Sciences, Inc.(a)               340,000       16,653,200
===============================================================

INVESTMENTS-2.56%

Nasdaq-100 Index Tracking Stock(a)     670,000       30,920,500
===============================================================

POWER PRODUCERS (INDEPENDENT)-0.76%

Calpine Corp.(a)                       160,000        9,118,400
===============================================================

SERVICES (COMMERCIAL & CONSUMER)-0.90%

Iron Mountain Inc.(a)                  300,000       10,845,000
===============================================================

SERVICES (COMPUTER SYSTEMS)-4.42%

Electronic Data Systems Corp.          827,000       53,341,500
===============================================================

SERVICES (DATA PROCESSING)-2.38%

Concord EFS, Inc.(a)                    65,000        3,025,750
---------------------------------------------------------------
Fiserv, Inc.(a)                        464,000       25,677,760
===============================================================
                                                     28,703,510
===============================================================

                                                     MARKET
                                      SHARES         VALUE
TELEPHONE-2.76%

Qwest Communications International
  Inc.(a)                              606,000   $   24,785,400
---------------------------------------------------------------
Time Warner Telecom Inc.-Class A(a)    167,000        8,458,550
===============================================================
                                                     33,243,950
===============================================================
    Total Domestic Common Stocks
      (Cost $1,027,060,693)                         979,326,388
===============================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-17.69%

BERMUDA-1.04%

Global Crossing Ltd.
  (Telecommunications-Long
  Distance)(a)                       1,000,000       12,530,000
===============================================================

CANADA-1.68%

Biovail Corp. (Health
  Care-Drugs-Generic & Other)(a)       352,900       13,861,912
---------------------------------------------------------------
Celestica Inc.
  (Electronics-Semiconductors)(a)      125,000        6,387,500
===============================================================
                                                     20,249,412
===============================================================

FINLAND-5.39%

Nokia Oyj-ADR (Communications
  Equipment)                         1,900,000       64,961,000
===============================================================

HONG KONG-2.33%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              5,700,000       28,065,137
===============================================================

ISRAEL-2.03%

Check Point Software Technologies
  Ltd. (Computers-Software &
  Services)(a)                         390,000       24,464,700
===============================================================

JAPAN-2.81%

Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                              2,001       12,713,245
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
JAPAN-(CONTINUED)

NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                     1,030   $   21,174,376
===============================================================
                                                     33,887,621
===============================================================

SPAIN-0.81%

Telefonica, S.A. (Telephone)(a)        578,409        9,792,833
===============================================================

SWEDEN-0.53%

Telefonaktiebolaget LM Ericsson
  A.B.-ADR (Communications
  Equipment)                         1,000,000        6,430,000
===============================================================

UNITED KINGDOM-1.07%

Amdocs Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                         220,000       12,958,000
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $205,174,387)                                 213,338,703
===============================================================

MONEY MARKET FUNDS-0.37%

STIC Liquid Assets Portfolio(c)      2,256,251        2,256,251
---------------------------------------------------------------
STIC Prime Portfolio(c)              2,256,251        2,256,251
===============================================================
    Total Money Market Funds (Cost
      $4,512,502)                                     4,512,502
===============================================================
TOTAL INVESTMENTS-99.28% (Cost
  $1,236,747,582)                                 1,197,177,593
===============================================================
OTHER ASSETS LESS LIABILITIES-0.72%                   8,656,230
===============================================================
NET ASSETS-100.00%                               $1,205,833,823
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)


ASSETS:

Investments, at market value (cost
  $1,236,747,582)*                             $1,197,177,593
-------------------------------------------------------------
Receivables for:
  Investments sold                                 22,957,950
-------------------------------------------------------------
  Fund shares sold                                  2,029,833
-------------------------------------------------------------
  Dividends                                           276,391
-------------------------------------------------------------
Collateral for securities loaned                  119,048,727
-------------------------------------------------------------
Other assets                                           48,986
=============================================================
    Total assets                                1,341,539,480
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             5,800,169
-------------------------------------------------------------
  Fund shares reacquired                            4,454,560
-------------------------------------------------------------
  Options written (premiums received
    $1,606,854)                                     4,153,750
-------------------------------------------------------------
  Collateral upon return of securities loaned     119,048,727
-------------------------------------------------------------
Accrued advisory fees                                 851,056
-------------------------------------------------------------
Accrued administrative services fees                   11,937
-------------------------------------------------------------
Accrued distribution fees                             788,418
-------------------------------------------------------------
Accrued trustees' fees                                  8,775
-------------------------------------------------------------
Accrued transfer agent fees                           384,394
-------------------------------------------------------------
Accrued operating expenses                            203,871
=============================================================
    Total liabilities                             135,705,657
=============================================================
Net assets applicable to shares outstanding    $1,205,833,823
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  627,870,280
_____________________________________________________________
=============================================================
Class B                                        $  533,600,301
_____________________________________________________________
=============================================================
Class C                                        $   44,363,242
_____________________________________________________________
=============================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                            57,847,976
_____________________________________________________________
=============================================================
Class B                                            52,217,070
_____________________________________________________________
=============================================================
Class C                                             4,342,361
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        10.85
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.85 divided by
      95.25%)                                  $        11.39
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        10.22
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        10.22
_____________________________________________________________
=============================================================

* At April 30, 2001, securities with an aggregate market value of $116,714,438 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)


INVESTMENT INCOME:

Dividends from affiliated money market funds  $     2,441,176
-------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $14,218)                                            348,428
-------------------------------------------------------------
Interest                                               35,822
-------------------------------------------------------------
Security lending income                               892,968
=============================================================
    Total investment income                         3,718,394
=============================================================

EXPENSES:

Advisory fees                                       8,549,178
-------------------------------------------------------------
Administrative services fees                           80,025
-------------------------------------------------------------
Custodian fees                                         92,724
-------------------------------------------------------------
Distribution fees -- Class A                        2,289,578
-------------------------------------------------------------
Distribution fees -- Class B                        4,104,153
-------------------------------------------------------------
Distribution fees -- Class C                          336,300
-------------------------------------------------------------
Transfer agent fees                                 2,897,909
-------------------------------------------------------------
Trustees' fees                                         36,498
-------------------------------------------------------------
Other                                                 321,891
=============================================================
    Total expenses                                 18,708,256
=============================================================
Less: Expenses paid indirectly                        (45,365)
=============================================================
    Net expenses                                   18,662,891
=============================================================
Net investment income (loss)                      (14,944,497)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (893,852,139)
-------------------------------------------------------------
  Foreign currencies                                  (53,461)
-------------------------------------------------------------
  Option contracts written                          8,253,342
=============================================================
                                                 (885,652,258)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (821,565,107)
-------------------------------------------------------------
  Foreign currencies                                  (20,659)
-------------------------------------------------------------
  Option contracts written                         (2,546,896)
=============================================================
                                                 (824,132,662)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts      (1,709,784,920)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(1,724,729,417)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
 8

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                 APRIL 30,        OCTOBER 31,
                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (14,944,497)   $   (2,878,360)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (885,652,258)      419,148,015
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and
    option contracts                                             (824,132,662)      (13,561,828)
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (1,724,729,417)      402,707,827
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (193,133,111)     (122,942,635)
-----------------------------------------------------------------------------------------------
  Class B                                                        (182,365,741)     (112,289,611)
-----------------------------------------------------------------------------------------------
  Class C                                                         (14,882,419)       (2,428,890)
-----------------------------------------------------------------------------------------------
  Advisor Class*                                                           --          (257,983)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         175,888,372       376,834,670
-----------------------------------------------------------------------------------------------
  Class B                                                          92,330,281       447,353,903
-----------------------------------------------------------------------------------------------
  Class C                                                           9,549,370       121,591,284
-----------------------------------------------------------------------------------------------
  Advisor Class*                                                           --        (2,868,709)
===============================================================================================
    Net increase (decrease) in net assets                      (1,837,342,665)    1,107,699,856
===============================================================================================

NET ASSETS:

  Beginning of period                                           3,043,176,488     1,935,476,632
===============================================================================================
  End of period                                               $ 1,205,833,823    $3,043,176,488
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,151,310,871    $1,873,542,848
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (14,944,497)               --
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts          (888,380,988)      387,652,541
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           (42,151,563)      781,981,099
===============================================================================================
                                                              $ 1,205,833,823    $3,043,176,488
_______________________________________________________________________________________________
===============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Telecommunications and Technology Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $80,025 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $2,044,440 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $2,289,578, $4,104,153 and $336,300, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $210,027 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $40,172 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $22,063 and reductions in custodian fees of $23,302 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $45,365.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At April 30, 2001, securities with an aggregate value of $116,714,438 were on loan to brokers. The loans were secured by cash collateral of $119,048,727 received by the Fund and invested in affiliated money market funds as follows:
$59,524,364 in STIC Liquid Assets Portfolio and $59,524,363 in STIC Prime Portfolio. For the six months ended April 30, 2001, the Fund received fees of $892,968 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $1,770,196,775 and $1,797,307,625, respectively.
  The amount of unrealized appreciation (depreciation)of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $  92,158,358
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (131,729,401)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                  $ (39,571,043)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,236,748,636.

NOTE 7-SHARE INFORMATION


Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                    APRIL 30, 2001                OCTOBER 31, 2000
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              ----------    -------------    ----------    -------------
Sold:
  Class A                                                      9,166,133    $ 140,047,717    15,814,510    $ 575,875,480
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,676,453       72,232,487    17,939,437      618,630,557
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,119,064       16,979,263     4,043,413      141,415,869
------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --               --        92,071        3,241,706
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      8,804,464      178,550,407     3,700,530      113,714,341
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      8,823,489      168,792,256     3,497,829      102,890,796
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        739,052       14,130,654        70,053        2,060,345
------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --               --         7,925          250,992
========================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                             --               --       157,592        6,147,658
------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --               --      (152,813)      (6,147,658)
========================================================================================================================
Reacquired:
  Class A                                                     (9,576,082)    (142,709,752)   (8,920,012)    (318,902,809)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (9,796,814)    (148,694,463)   (8,251,217)    (274,167,450)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,448,381)     (21,560,548)     (666,660)     (21,884,930)
------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --               --        (6,114)        (213,749)
========================================================================================================================
                                                              12,507,378    $ 277,768,021    27,326,544    $ 942,911,148
________________________________________________________________________________________________________________________
========================================================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                                 --     $         --
---------------------------------------------------------------------------------------
Written                                                         53,620       21,801,377
---------------------------------------------------------------------------------------
Closed                                                         (45,280)     (18,885,999)
---------------------------------------------------------------------------------------
Exercised                                                       (3,100)        (883,793)
---------------------------------------------------------------------------------------
Expired                                                         (1,900)        (424,731)
=======================================================================================
End of period                                                    3,340     $  1,606,854
_______________________________________________________________________________________
=======================================================================================


Open call option contracts written at April 30, 2001 were as follows:

                                                                                              APRIL 30,        UNREALIZED
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS         2001         APPRECIATION
ISSUE                                        MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE    (DEPRECIATION)
-----                                       --------    ------    ---------    ----------    ------------    --------------
Juniper Networks, Inc.                       May-01      $45        1,090      $  576,852     $1,744,000      $(1,167,148)
---------------------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc.                       May-01       55          450         205,918        393,750         (187,832)
---------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.                       May-01       45        1,800         824,084      2,016,000       (1,191,916)
===========================================================================================================================
                                                                    3,340      $1,606,854     $4,153,750      $(2,546,896)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                           YEAR ENDED OCTOBER 31,
                                                     APRIL 30,     --------------------------------------------------------------
                                                        2001        2000(a)         1999       1998(a)     1997(a)      1996(a)
                                                     ----------    ----------    ----------    --------    --------    ----------
Net asset value, beginning of period                  $  30.61     $    26.44    $    16.28    $  18.04    $  16.69    $    16.42
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.11)          0.06(b)      (0.25)      (0.17)      (0.17)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (15.77)          7.23         10.97       (0.39)       2.93          1.22
=================================================================================================================================
    Total from investment operations                    (15.88)          7.29         10.72       (0.56)       2.76          1.09
=================================================================================================================================
Less distributions from net realized gains               (3.88)         (3.12)        (0.56)      (1.20)      (1.41)        (0.82)
=================================================================================================================================
Net asset value, end of period                        $  10.85     $    30.61    $    26.44    $  16.28    $  18.04    $    16.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         (57.78)%        27.52%        67.63%      (3.16)%     17.70%         7.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $627,870     $1,513,595    $1,023,124    $713,904    $910,801    $1,204,428
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.83%(d)       1.63%         1.77%       1.88%       1.84%         1.79%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             (1.41)%(d)      0.16%        (1.11)%     (0.93)%     (1.06)%       (0.89)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    101%           111%          122%         75%         35%           37%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $923,421,113.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED                          YEAR ENDED OCTOBER 31,
                                                       APRIL 30,     ------------------------------------------------------------
                                                          2001        2000(a)        1999      1998(a)     1997(a)      1996(a)
                                                       ----------    ----------    --------    --------    --------    ----------
Net asset value, beginning of period                    $  29.17     $    25.43    $  15.76    $  17.58    $  16.37    $    16.20
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.15)         (0.11)(b)   (0.35)      (0.25)      (0.25)        (0.23)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (14.92)          6.97       10.58       (0.37)       2.87          1.22
=================================================================================================================================
    Total from investment operations                      (15.07)          6.86       10.23       (0.62)       2.62          0.99
=================================================================================================================================
Less distributions from net realized gains                 (3.88)         (3.12)      (0.56)      (1.20)      (1.41)        (0.82)
=================================================================================================================================
Net asset value, end of period                          $  10.22     $    29.17    $  25.43    $  15.76    $  17.58    $    16.37
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           (57.86)%        26.87%      66.84%      (3.67)%     17.15%         6.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $533,600     $1,414,915    $898,400    $614,715    $805,535    $1,007,654
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                     2.33%(d)       2.13%       2.28%       2.38%       2.34%         2.29%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (1.91)%(d)     (0.34)%     (1.62)%     (1.43)%     (1.56)%       (1.39)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      101%           111%        122%         75%         35%           37%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $827,633,163.

                                                                               CLASS C
                                                              ------------------------------------------
                                                                                           MARCH 1, 1999
                                                              SIX MONTHS                    (DATE SALES
                                                                ENDED       YEAR ENDED     COMMENCED) TO
                                                              APRIL 30,     OCTOBER 31,     OCTOBER 31,
                                                                 2001         2000(a)          1999
                                                              ----------    -----------    -------------
Net asset value, beginning of period                           $ 29.16       $  25.43       $ 19.23
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)         (0.11)(b)     (0.11)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (14.91)          6.96          6.31
========================================================================================================
    Total from investment operations                            (15.06)          6.85          6.20
========================================================================================================
Less distributions from net realized gains                       (3.88)         (3.12)           --
========================================================================================================
Net asset value, end of period                                 $ 10.22       $  29.16       $ 25.43
========================================================================================================
Total return(c)                                                 (57.84)%        26.83%        32.24%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $44,363       $114,667       $12,352
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets                           2.33%(d)       2.13%         2.28%(e)
========================================================================================================
Ratio of net investment income (loss) to average net assets      (1.91)%(d)     (0.34)%       (1.62)%(e)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                            101%           111%          122%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $67,817,322.
(e)  Annualized.

BOARD OF TRUSTEES                         OFFICERS                           OFFICE OF THE FUND
C. Derek Anderson                         Robert H. Graham                   11 Greenway Plaza
Senior Managing Partner,                  Chairman and President             Suite 100
Plantagenet Capital                                                          Houston, TX 77046
Management, LLC (an investment            Dana R. Sutton
partnership); Chief Executive Officer,    Vice President and Treasurer       INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)              Melville B. Cox                    A I M Advisors, Inc.
                                          Vice President                     11 Greenway Plaza
Frank S. Bayley                                                              Suite 100
Partner, law firm of                      Gary T. Crum                       Houston, TX 77046
Baker & McKenzie                          Vice President
                                                                             TRANSFER AGENT
Robert H. Graham                          Carol F. Relihan
President and Chief Executive Officer,    Vice President and Secretary       A I M Fund Services, Inc.
A I M Management Group Inc.                                                  P.O. Box 4739
                                          Mary J. Benson                     Houston, TX 77210-4739
Ruth H. Quigley                           Assistant Vice President and
Private Investor                          Assistant Treasurer                CUSTODIAN

                                          Sheri Steward Morris               State Street Bank and Trust Company
                                          Assistant Vice President and       225 Franklin Street
                                          Assistant Treasurer                Boston, MA 02110

                                          Juan E. Cabrera, Jr.               COUNSEL TO THE FUND
                                          Assistant Secretary
                                                                             Kirkpatrick & Lockhart LLP
                                          Jim A. Coppedge                    1800 Massachusetts Avenue, N.W.
                                          Assistant Secretary                Washington, D.C. 20036-1800

                                          Renee A. Friedli                   COUNSEL TO THE TRUSTEES
                                          Assistant Secretary
                                                                             Paul, Hastings, Janofsky & Walker LLP
                                          P. Michelle Grace                  Twenty Third Floor
                                          Assistant Secretary                555 South Flower Street
                                                                             Los Angeles, CA 90071
                                          John H. Lively
                                          Assistant Secretary                DISTRIBUTOR

                                          Nancy L. Martin                    A I M Distributors, Inc.
                                          Assistant Secretary                11 Greenway Plaza
                                                                             Suite 100
                                          Ofelia M. Mayo                     Houston, TX 77046
                                          Assistant Secretary

                                          Lisa Moss
                                          Assistant Secretary

                                          Kathleen J. Pflueger
                                          Assistant Secretary

                                          Stephen R. Rimes
                                          Assistant Secretary

                                          Timothy D. Yang
                                          Assistant Secretary

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                          EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS          A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry
        MORE AGGRESSIVE                           MORE AGGRESSIVE                   since 1976 and managed approximately
                                                                                    $154 billion in assets for nine million
AIM Small Cap Opportunities(1)      AIM Latin American Growth                       shareholders, including individual
AIM Mid Cap Opportunities(1)        AIM Developing Markets                          investors, corporate clients and
AIM Large Cap Opportunities(2)      AIM European Small Company                      financial institutions, as of March 31,
AIM Emerging Growth                 AIM Asian Growth                                2001.
AIM Small Cap Growth(1)             AIM Japan Growth                                    The AIM Family of Funds--Registered
AIM Aggressive Growth               AIM International Emerging Growth               Trademark-- is distributed nationwide,
AIM Mid Cap Growth                  AIM European Development                        and AIM today is the eighth-largest
AIM Small Cap Equity                AIM Euroland Growth                             mutual fund complex in the United States
AIM Capital Development             AIM Global Aggressive Growth                    in assets under management, according to
AIM Constellation                   AIM International Equity                        Strategic Insight, an independent mutual
AIM Dent Demographic Trends         AIM Advisor International Value                 fund monitor. AIM is a subsidiary of
AIM Select Growth                   AIM Worldwide Spectrum                          AMVESCAP PLC, one of the world's largest
AIM Large Cap Growth                AIM Global Trends                               independent financial services companies
AIM Weingarten                      AIM Global Growth                               with $370 billion in assets under
AIM Mid Cap Equity                                                                  management as of March 31, 2001.
AIM Value II AIM Charter                         MORE CONSERVATIVE
AIM Value
AIM Blue Chip                                   SECTOR EQUITY FUNDS
AIM Basic Value
AIM Large Cap Basic Value                         MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex                    AIM New Technology
                                    AIM Global Telecommunications and Technology
       MORE CONSERVATIVE            AIM Global Infrastructure
                                    AIM Global Resources
                                    AIM Global Financial Services
                                    AIM Global Health Care
                                    AIM Global Consumer Products and Services
                                    AIM Advisor Real Estate
                                    AIM Global Utilities

                                                 MORE CONSERVATIVE

                       FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS          TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Strategic Income                AIM High Income Municipal
AIM High Yield II                   AIM Tax-Exempt Bond of Connecticut
AIM High Yield                      AIM Municipal Bond
AIM Income                          AIM Tax-Free Intermediate
AIM Global Income                   AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                      MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GTL-SAR-1

A I M Distributors, Inc.